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                                                                      EXHIBIT 10


INDEPENDENT AUDITORS' CONSENT


Mercury Small Cap Value Fund, Inc.:

We consent to the reference to us in Pre-Effective Amendment No. 1 to Registration Statement No. 333-38070 on Form N-1A under the caption "Independent Auditors" in the Statement of Additional Information, which is part of such Registration Statement.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Princeton, New Jersey
July 21, 2000